THE AVATAR ADVANTAGE
                             EQUITY ALLOCATION FUND

                               Semi-Annual Report

                            For the Six Months Ended
                                 June 30, 2002

TABLE OF CONTENTS

THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

      Management's Discussion and Analysis Letter                         3

      Investment Portfolio                                                6

      Schedule of Short Futures Contracts                                 8

      Statement of Assets and Liabilities                                 9

      Statement of Operations                                            10

      Statements of Changes in Net Assets                                11

      Financial Highlights                                               12

      Notes to Financial Statements                                      13

August 2002

Dear Shareholder,

We wish to report on the results of the AVATAR ADVANTAGE EQUITY ALLOCATION FUND for the six months ended June 30. For this third straight challenging period, Avatar's asset allocation philosophy- participating in market gains during market upswings while protecting those gains against loss during market downturns- was again tested. Losses in the Fund amounted to (8.2%) (excluding the sales charge) while the S&P 500 Index was down (13.2%) for the period and the NASDAQ Index declined (24.9%).*<F1> The Fund's allocation to equity positions during this period fluctuated in the range of 70% to 87%, with the remainder in cash.

2002 - THE FIRST SIX MONTHS IN REVIEW
-------------------------------------

The first half of 2002 began with hopes for a steady and strong recovery beginning in the latter part of the first quarter and continuing to build throughout the year. We felt that the last quarter of 2001 had identified and expunged all of the bad news for the markets and the rebuilding process could proceed apace. It is now apparent this scenario has been delayed. The first quarter ended with the beginning of bad news and market distrust that has sent markets to pre-September 11th lows and below. We entered the second quarter with a modestly bullish allocation in stocks as our indicators continued to suggest that a very meaningful bottom had been put in place post the 9/11 tragedy. However, in April, our economic liquidity and momentum measures deteriorated. Steadily rising interest rates and widening credit spreads reflected poor liquidity conditions. Hence, our equity allocation was lowered to a neutral level. Allocations to equities held steady until early June, when our momentum model declined, reflecting the growing weakness in the broad market. Dollar weakness and credit concerns had a further negative impact on our economic liquidity model. As June wore on and momentum continued to falter, equity exposure was reduced further to well below benchmark levels. The decline in both monetary and momentum measures far outweighed improvement in our sentiment measures, which themselves reflected modestly rising levels of pessimism.

As for our stock selection process, we over-weighted the basic material sector-as the housing market and consumer spending remained positive aspects in a troubled economy. The Fund was also over-weighted in energy and specialty chemical stocks and held a market weight in consumer staples. We were able to avoid many controversial stocks that underwent negative valuation adjustments. We ended the quarter underweight in technology and financial stocks as well as healthcare issues.

2002 - SECOND HALF MARKET OUTLOOK
---------------------------------

Although there is extensive market history to suggest that equities do well in the early days of an economic recovery, the plain fact is that this time around, stocks have been far weaker than in any previous recovery. Two things come to mind regarding this. First, the economic recovery may be much weaker than on previous occasions. The latest data showed that GDP growth for the last 3 quarters of 2001 was negative and growth for the first quarter of 2002 was revised sharply downward. Second quarter GDP growth was anemic. Inventories remain lean and capital spending is still lackluster. Investor confidence is shot and there has been a multi-trillion dollar market value loss in companies once considered gems. While housing has remained firm, the question is whether that can be sustainable until the rest of the economy recovers. Government spending on defense and homeland security may provide a needed lift. Second, will consumers reduce spending as it becomes obvious that the economy is not picking up? Added to this has been the mess in corporate governance and accounting that may have the potential to turn investors off for a long time to come. One outcome of this sour environment is that the market may require a much bigger buildup of bearishness to exhaust the sellers. We fear that a turn in this bearish cycle may well require a complete capitulation by a broad range of investors, to trigger a sustainable reversal to higher prices for stocks. Such an event would confirm the very unusual status of the current cycle. Having moved to a neutral position in the first quarter, we recognized some of the growing risk by moving below benchmarks early in the second quarter. We believe this position is appropriate given the increased volatility of the markets. Hopefully, this extra caution, which helped trim losses in the second quarter, will prove unwarranted. Should monetary policy become even more supportive of economic growth, that would go a long way toward putting a floor under the markets. We also look for a broadening of the markets, something we have been searching for over the past 2-1/2 years. Recent weakness in that regard has only heightened our concerns.

We continue to follow our investment discipline that has navigated us through all types of market conditions for over thirty-two years. The Fund's diversified mix of stocks, focus on long-term fundamental values, and ability to retreat to cash during bearish periods should serve our long-term investors well.

Sincerely,

/s/Charles White

Charles White
Portfolio Manager
Vice-Chairman - Avatar Investors Associates Corp.

Footnotes:

*<F1> The Fund's average annual total return for the period from inception on December 3, 1997 through June 30, 2002 was 0.16%. The Fund's total return for the one-year ended December 31, 2001 was -20.95%. If the maximum sales charge (4.50%) was reflected, the Fund's returns for the same periods would have been -0.84% and -24.51%, respectively. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Please see the prospectus for fees and expenses that apply to a continued investment in the Fund.

The S&P 500 and NASDAQ Indices are unmanaged indices commonly used to measure performance of U.S. stocks. You cannot invest directly in an index.

SCHEDULE OF INVESTMENTS at June 30, 2002 (Unaudited)

SHARES                                                            MARKET VALUE
------                                                            ------------
COMMON STOCKS:  71.29%

AUTOMOTIVE - PARTS & EQUIPMENT:  1.07%
     1,900     Lear Corp.*<F2>                                      $   87,875
                                                                    ----------

BANKS:  4.29%
     2,200     Bank One Corp.                                           84,656
     3,400     Washington Mutual, Inc.                                 126,174
     2,800     Wells Fargo & Co.                                       140,168
                                                                    ----------
                                                                       350,998
                                                                    ----------

BEVERAGES - ALCOHOLIC:  1.28%
     2,100     Anheuser-Busch
                 Companies, Inc.                                       105,000
                                                                    ----------

CAPITAL GOODS:  1.30%
     1,000     General Dynamics Corp.                                  106,350
                                                                    ----------

CHEMICALS:  2.37%
     2,000     Air Products and
                 Chemicals, Inc.                                       100,940
     2,300     Rohm and Haas Co.                                        93,127
                                                                    ----------
                                                                       194,067
                                                                    ----------

CHEMICALS - SPECIALTY:  1.44%
     1,900     PPG Industries, Inc.                                    117,610
                                                                    ----------

COMPUTERS - MEMORY DEVICES:  0.38%
     2,500     Network Appliance, Inc.*<F2>                             31,100
                                                                    ----------

COMPUTER SERVICES:  0.46%
       800     Affiliated Computer
                 Services, Inc. Class A*<F2>                            37,984
                                                                    ----------

COMPUTER SOFTWARE:  2.41%
     3,600     Microsoft Corp.*<F2>                                    196,920
                                                                    ----------

CONSUMER CYCLICAL:  2.46%
     1,150     Best Buy Co., Inc.*<F2>                                  41,745
     2,000     Clear Channel
                 Communications, Inc.*<F2>                              64,040
     2,100     Lowe's Companies, Inc.                                   95,340
                                                                    ----------
                                                                       201,125
                                                                    ----------

CONSUMER FINANCE:  0.73%
     1,200     Household
                 International, Inc.                                    59,640
                                                                    ----------

CONSUMER STAPLES:  4.54%
     1,500     Colgate-Palmolive Co.                                    75,075
     1,000     Kimberly-Clark Corp.                                     62,000
     1,700     PepsiCo., Inc.                                           81,940
     1,700     The Procter &
                 Gamble Co.                                            151,810
                                                                    ----------
                                                                       370,825
                                                                    ----------

DIVERSIFIED FINANCIAL SERVICES:  0.49%
     1,033     Citigroup, Inc.                                          40,029
                                                                    ----------

DIVERSIFIED MANUFACTURING:  5.85%

     5,300     General Electric Co.                                    153,965
     1,900     Ingersoll-Rand Co. -
                 Class A#<F3>                                           86,754
     2,400     Masco Corp.                                              65,064
     1,400     3M Co.                                                  172,200
                                                                    ----------
                                                                       477,983
                                                                    ----------

DRUGS & PHARMACEUTICALS:  3.81%
     2,500     Johnson & Johnson                                       130,650
     2,825     Pfizer, Inc.                                             98,875
     1,600     Wyeth                                                    81,920
                                                                    ----------
                                                                       311,445
                                                                    ----------

ELECTRIC - INTEGRATED:  1.22%
     1,500     Dominion Resources, Inc.                                 99,300
                                                                    ----------

ELECTRIC POWER:  1.06%
     2,400     Cinergy Corp.                                            86,376
                                                                    ----------

ELECTRIC UTILITIES:  1.77%
     2,800     TXU Corp.                                               144,340
                                                                    ----------

ELECTRONIC COMPONENTS -
  SEMICONDUCTORS:  0.51%
     2,300     Intel Corp.                                              42,021
                                                                    ----------

ENERGY:  1.99%
     2,900     EOG Resources, Inc.                                     115,130
       800     Phillips Petroleum Co.                                   47,104
                                                                    ----------
                                                                       162,234
                                                                    ----------

FINANCE - INVESTMENT
  BANKERS/BROKERS:  1.57%
     2,100     The Bear Stearns
                 Companies, Inc.                                       128,520
                                                                    ----------

FINANCE - MORTGAGE LOANS:  1.44%
     1,600     Fannie Mae                                              118,000
                                                                    ----------

FINANCIAL GUARANTEE INSURANCE:  0.94%
     2,000     The PMI Group, Inc.                                      76,400
                                                                    ----------

FOOD - MISC./DIVERSIFIED:  0.93%
     2,700     ConAgra Foods, Inc.                                      74,655
        34     The J.M. Smucker Co.                                      1,160
                                                                    ----------
                                                                        75,815
                                                                    ----------

HEALTHCARE:  4.84%
     1,300     Amgen, Inc.*<F2>                                         54,444
     1,700     Anthem, Inc.*<F2>                                       114,716
     2,800     Pharmacia Corp.                                         104,860
     1,700     Tenet Healthcare Corp.*<F2>                             121,635
                                                                    ----------
                                                                       395,655
                                                                    ----------

INSURANCE - BROKERS:  0.71%
       600     Marsh & McLennan
                 Companies, Inc.                                        57,960
                                                                    ----------

INSURANCE - MULTILINE:  1.30%
     1,560     American International
                 Group, Inc.                                           106,439
                                                                    ----------

LODGING:  1.25%
     3,100     Starwood Hotels &
                 Resorts Worldwide, Inc.                               101,959
                                                                    ----------

MEDIA:  1.06%
     2,000     Tribune Co.                                              87,000
                                                                    ----------

MEDICAL INSTRUMENTS:  0.58%
     1,100     Medtronic, Inc.                                          47,135
                                                                    ----------

MOVIES & ENTERTAINMENT:  0.71%
     1,300     Viacom Inc., Class B*<F2>                                57,681
                                                                    ----------

OIL - EXPLORATION & PRODUCTION:  0.81%
     1,800     Unocal Corp.                                             66,492
                                                                    ----------

OIL & GAS - DRILLING:  0.91%
     2,100     Nabors Industries, Inc.*<F2>#<F3>                        74,130
                                                                    ----------

OIL & GAS - MACHINERY & EQUIPMENT:  0.75%
       900     Smith International, Inc.*<F2>                           61,371
                                                                    ----------

PAPER & PAPER PRODUCTS:  1.06%
     1,500     Temple-Inland, Inc.                                      86,790
                                                                    ----------

PETROLEUM PRODUCTS:  2.15%
     4,300     Exxon Mobil Corp.                                       175,956
                                                                    ----------

RETAIL:  2.26%
     1,100     Target Corp.                                             41,910
     2,600     Wal-Mart Stores, Inc.                                   143,026
                                                                    ----------
                                                                       184,936
                                                                    ----------

SEMICONDUCTOR EQUIPMENT:  1.63%
     3,800     Applied Materials, Inc.*<F2>                             72,276
     1,800     Novellus Systems, Inc.*<F2>                              61,200
                                                                    ----------
                                                                       133,476
                                                                    ----------

SPECIALTY STORES:  1.25%
     2,700     Bed Bath &
                 Beyond, Inc.*<F2>                                     101,898
                                                                    ----------

TECHNOLOGY:  3.72%
     3,200     Dell Computer Corp.*<F2>                                 83,648
     1,100     First Data Corp.                                         40,920
       800     International Business
                 Machines Corp.                                         57,600
     1,500     Microchip
                 Technology, Inc.*<F2>                                  41,145
     3,400     Texas Instruments, Inc.                                  80,580
                                                                    ----------
                                                                       303,893
                                                                    ----------

TELEPHONE:  0.73%
     1,900     BellSouth Corporation                                    59,850
                                                                    ----------

TRANSPORTATION - FREIGHT:  1.26%
     2,700     CNF, Inc.                                               102,546
                                                                    ----------

TOTAL COMMON STOCKS
  (Cost $5,861,812)                                                  5,827,124
                                                                    ----------

PRINCIPAL AMOUNT/SHARES
-----------------------

SHORT-TERM INVESTMENTS:  26.73%

MONEY MARKET INSTRUMENTS:  4.12%
   336,653     Federated Cash Trust
                 Treasury Money Market
                 Fund (Cost $336,653)                                  336,653
                                                                    ----------

U.S. TREASURY OBLIGATIONS:  22.61%
$1,850,000     U.S. Treasury Bill,
                 7/18/02
                 (Cost $1,848,555)                                   1,848,555
                                                                    ----------
TOTAL SHORT-TERM
  INVESTMENTS
  (Cost $2,185,208)                                                  2,185,208
                                                                    ----------
Total Investments in Securities
  (Cost $8,047,020):  98.02%                                         8,012,332

Other Assets in Excess of
  Liabilities:   1.98%                                                 161,524
                                                                    ----------
Net Assets:  100.00%                                                $8,173,856
                                                                    ----------
                                                                    ----------
*<F2>  Non-income producing security.
#<F3>  U.S. security of foreign issuer.

See accompanying Notes to Financial Statements.

SCHEDULE OF SHORT FUTURES CONTRACTS at June 30, 2002 (Unaudited)

                                                                    UNREALIZED
CONTRACTS                                                         APPRECIATION
---------                                                         ------------
SHORT FUTURES CONTRACTS
   250         S&P 500 Index Futures Expiring September 2002
                 (Underlying Face Amount at Market Value $247,525)      $2,725
                                                                        ------
                                                                        ------

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2002 (Unaudited)

ASSETS
   Investments in securities, at value (cost $8,047,020)            $8,012,332
   Cash                                                                    188
   Receivables:
       From broker                                                       2,725
       Securities sold                                                 180,155
       Dividends and interest                                            5,000
       Due from Advisor                                                  1,026
   Deferred organization costs                                           2,969
   Prepaid expenses                                                      1,844
                                                                    ----------
           Total assets                                              8,206,239
                                                                    ----------

LIABILITIES
   Payables:
       Fund shares redeemed                                                677
       Distribution fees                                                 1,712
       Administration fees                                               2,466
   Accrued expenses                                                     27,528
                                                                    ----------
           Total liabilities                                            32,383
                                                                    ----------

NET ASSETS                                                          $8,173,856
                                                                    ----------
                                                                    ----------

   NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
     [$8,173,856 / 1,043,099 shares outstanding; unlimited
     number of shares (par value $.01) authorized]                       $7.84
                                                                         -----
                                                                         -----

   OFFERING PRICE PER SHARE ($7.84 /.9550)                               $8.21
                                                                         -----
                                                                         -----

COMPONENTS OF NET ASSETS
   Paid-in capital                                                  $9,624,361
   Accumulated net investment loss                                        (467)
   Accumulated net realized loss on investments                     (1,418,075)
   Net unrealized (depreciation) / appreciation on:
       Investments                                                     (34,688)
       Futures                                                           2,725
                                                                    ----------
           Net assets                                               $8,173,856
                                                                    ----------
                                                                    ----------

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME
   Income
       Dividends                                                     $  45,588
       Interest                                                          9,219
                                                                     ---------
           Total income                                                 54,807
                                                                     ---------

   Expenses
       Advisory fees (Note 3)                                           36,966
       Administration fees (Note 3)                                     14,876
       Distribution fees (Note 4)                                       10,872
       Professional fees                                                 9,919
       Fund accounting fees                                              8,431
       Transfer agent fees                                               7,703
       Reports to shareholders                                           4,199
       Deferred organization expense                                     3,472
       Trustee fees                                                      2,429
       Custody fees                                                      1,984
       Registration expense                                              1,256
       Miscellaneous                                                       992
       Insurance expense                                                   641
                                                                     ---------
           Total expenses                                              103,740
           Less: advisory fee waiver (Note 3)                          (38,506)
                                                                     ---------
           Net expenses                                                 65,234
                                                                     ---------
               NET INVESTMENT LOSS                                     (10,427)
                                                                     ---------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss on investments                                   (209,464)
   Net change in unrealized depreciation
     on investments and financial futures                             (509,423)
                                                                     ---------
       Net realized and unrealized loss on investments                (718,887)
                                                                     ---------
           NET DECREASE IN NET ASSETS
             RESULTING FROM OPERATIONS                               $(729,314)
                                                                     ---------
                                                                     ---------

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                            Six Months Ended
                                              June 30,2002       Year Ended
                                               (Unaudited)    December 31, 2001
                                               -----------    -----------------
NET INCREASE / (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment (loss) / income               $  (10,427)       $    10,085
  Net realized loss on investments               (209,464)        (1,091,758)
  Net realized loss on financial futures               --            (49,828)
  Net change in unrealized depreciation
    on investments and financial futures         (509,423)        (1,467,668)
                                               ----------        -----------
      NET DECREASE IN NET ASSETS
        RESULTING FROM OPERATIONS                (729,314)        (2,599,169)
                                               ----------        -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                --             (6,094)
  Net realized gain on security transactions           --            (83,629)
                                               ----------        -----------
      TOTAL DIVIDENDS AND
        DISTRIBUTIONS TO SHAREHOLDERS                  --            (89,723)
                                               ----------        -----------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net decrease in net assets derived from
    net change in outstanding shares (a)<F4>     (111,959)          (802,029)
                                               ----------        -----------
      TOTAL DECREASE IN NET ASSETS               (841,273)        (3,490,921)
                                               ----------        -----------

  NET ASSETS
  Beginning of period                           9,015,129         12,506,050
                                               ----------        -----------
  END OF PERIOD                                $8,173,856        $ 9,015,129
                                               ----------        -----------
                                               ----------        -----------

(a)<F4>  A summary of share transactions is as follows:

                         Six Months Ended                     Year
                           June 30, 2002                     Ended
                            (Unaudited)                December 31, 2001
                       --------------------          ----------------------
                       Shares         Value          Shares           Value
                       ------         -----          ------           -----
Shares sold             31,071      $ 258,361         78,087      $   715,391
Shares issued in
  reinvestment
  of distributions          --             --         10,605           89,720
Shares redeemed        (44,696)      (370,320)      (179,661)      (1,607,140)
                       -------      ---------       --------      -----------
Net decrease           (13,625)     $(111,959)       (90,969)     $  (802,029)
                       -------      ---------       --------      -----------
                       -------      ---------       --------      -----------

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                                         Dec. 3,
                                          Six Months Ended                  Year Ended December 31,                     1997*<F5>
                                           June 30, 2002       -------------------------------------------------         through
                                            (Unaudited)        2001           2000           1999           1998       Dec. 31,1997
                                            -----------        ----           ----           ----           ----       ------------
Net asset value,
  beginning of period                           $8.53         $10.90         $12.31         $11.84         $10.02         $10.00
                                                -----         ------         ------         ------         ------         ------

  INCOME FROM INVESTMENT OPERATIONS:
  Net investment
    (loss) / income                             (0.01)          0.01           0.01           0.01           0.05           0.01
  Net realized and
    unrealized (loss) / gain
    on investments                              (0.68)         (2.29)         (0.74)          1.98           2.48           0.02
                                                -----         ------         ------         ------         ------         ------
Total from
  investment operations                         (0.69)         (2.28)         (0.73)          1.99           2.53           0.03
                                                -----         ------         ------         ------         ------         ------

  LESS DISTRIBUTIONS:
  From net
    investment income                              --          (0.01)            --             --          (0.05)         (0.01)
  From net capital gains                           --          (0.08)         (0.68)         (1.52)         (0.64)            --
  Tax return of capital                            --             --             --             --          (0.02)            --
                                                -----         ------         ------         ------         ------         ------
Total distributions                                --          (0.09)         (0.68)         (1.52)         (0.71)         (0.01)
                                                -----         ------         ------         ------         ------         ------

Net asset value,
  end of period                                 $7.84          $8.53         $10.90         $12.31         $11.84         $10.02
                                                -----         ------         ------         ------         ------         ------
                                                -----         ------         ------         ------         ------         ------

Total return                                    (8.09%)**     (20.95%)        (5.99%)        17.11%         25.81%          0.22%**
                                                      <F6>                                                                      <F6>

  RATIOS/SUPPLEMENTAL DATA:
Net assets,
  end of period (millions)                       $8.2           $9.0          $12.5          $14.1          $14.7          $20.2

  RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before expense
    reimbursement                                2.39%+         2.31%          2.02%          1.99%          2.03%          1.52%+
                                                     <F7>                                                                       <F7>
  After expense
    reimbursement                                1.50%+         1.50%          1.50%          1.50%          1.50%          1.39%+
                                                     <F7>                                                                       <F7>

  RATIO OF NET INVESTMENT (LOSS) / INCOME TO AVERAGE NET ASSETS:
  After expense
    reimbursement                               (0.24%)+        0.10%          0.05%          0.08%          0.36%          0.47%+
                                                      <F7>                                                                      <F7>

Portfolio turnover rate                         23.77%**       79.48%         67.97%        101.86%         79.95%          2.48%**
                                                     <F6>                                                                       <F6>

 *<F5>  Commencement of operations.
**<F6>  Not Annualized.
 +<F7>  Annualized.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS at June 30, 2002 (Unaudited)

 NOTE 1 - ORGANIZATION

   The Avatar Advantage Equity Allocation Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's primary investment objective is to seek long-term capital appreciation by investing in equity stocks. The Fund began operations on December 3, 1997.

 NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

   A. Security Valuation: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

   B. Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin, "are made or received by a Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on the financial futures contracts.

       The portfolio invests in financial futures contracts in order to hedge existing portfolio securities, or securities the portfolio intends to purchase against fluctuations in value. Under a variety of circumstances, the portfolio may not achieve the anticipated benefits of the financials futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

   C. Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

   D. Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

   E. Deferred Organization Costs: The Avatar Advantage Balanced Fund has incurred expenses of $35,000 in connection with the organization of the Fund. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date of the Fund's commenced investment operation.

   F. Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

 NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH
          AFFILIATES

   For the six months ended June 30, 2002, Avatar Investors Associates Corp. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.85% based upon the average daily net assets of the Fund. For the six months ended June 30, 2002, the Fund incurred $36,966 in Advisory Fees.

   The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.50% of average net assets (the "expense cap"). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the six months ended June 30, 2002, the Advisor reduced its fees and absorbed Fund expenses in the amount of $38,506; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $338,337 at June 30, 2002. Cumulative expenses subject to recapture expire as follows:

                Year            Amount
                ----            ------
                2002           $  2,080
                2003            146,535
                2004            151,216
                2005             38,506
                               --------
                               $338,337
                               --------
                               --------

   U.S. Bancorp Fund Services, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

   Fund asset level                          Fee rate
   ----------------                          --------
   Less than $15 million                     $30,000
   $15 million to less than $50 million 0.20% of average daily net assets $50 million to less than $100 million 0.15% of average daily net assets $100 million to less than $150 million 0.10% of average daily net assets
   More than $150 million                    0.05% of average daily net assets

   Quasar Distributors, L.L.C. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

   Certain officers of the Fund are also officers of the Administrator.

NOTE 4 - DISTRIBUTION

   The Avatar Advantage Equity Allocation Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator". For the six months ended June 30, 2002, The Avatar Advantage Equity Allocation Fund paid the Distribution Coordinator in the amount of $10,872.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

   For the six months ended June 30, 2002, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $1,798,970 and $4,008,280 respectively.

NOTE 6 - INCOME TAXES

   As of June 30, 2002, the components of net assets on a tax basis were as follows:

Cost of investments for tax purposes                             $8,051,017
                                                                 ----------
                                                                 ----------
Gross tax unrealized appreciation                                $  454,563
Gross tax unrealized depreciation                                  (493,248)
                                                                 ----------
Net tax unrealized depreciation on investments                   $  (38,685)
                                                                 ----------
                                                                 ----------

                                    ADVISOR
                       Avatar Investors Associates Corp.
                                900 Third Avenue
                            New York, New York 10022
                           www.avatar-associates.com

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                             615 E. Michigan Street
                           Milwaukee, Wisconsin 53202

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                                 TRANSFER AGENT
                        U.S. Bancorp Fund Services, LLC
                             615 E. Michigan Street
                           Milwaukee, Wisconsin 53202

                                 LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker, LLP
                            555 South Flower Street
                         Los Angeles, California 90071

                         INDEPENDENT PUBLIC ACCOUNTANTS
                          PricewaterhouseCoopers, LLP
                          1177 Avenue of the Americas
                            New York, New York 90071

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.